SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


_________________________KENT FINANCIAL SERVICES, INC.__________________________
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   -----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

/_/ Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

-----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                         KENT FINANCIAL SERVICES, INC.
                                376 MAIN STREET
                                  P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-0078


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                November 2, 1998

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kent Financial Services, Inc. (the "Company"), will be held on Monday, November 2, 1998, at 8:30 a.m., local time, at The Somerset Hills Hotel, Martinsville Road, Warren, New Jersey, for the purpose of considering and acting upon the following matters:

     (1) To elect four directors to serve until the next Annual Meeting or until their respective successors are duly elected and qualified; and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment(s), postponement(s) or continuation(s) thereof.

     Only stockholders of record at the close of business on September 30, 1998 are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 376 Main Street, Bedminster, New Jersey 07921, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person, however, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the envelope enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even though you returned a Proxy.

                                             By Order of the Board of Directors


                                             /s/ John W. Galuchie, Jr.
                                             ------------------------------
                                             John W. Galuchie, Jr.
                                             Vice President and Treasurer

Date:    October 2, 1998

                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed Proxy as promptly as possible and return it in the enclosed envelope.

                          KENT FINANCIAL SERVICES, INC.
                                 376 MAIN STREET
                                   P.O. BOX 74
                          BEDMINSTER, NEW JERSEY 07921
                                 (908) 234-0078
                                ----------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                                November 2, 1998

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General
-------

     This Proxy Statement is being furnished to the stockholders of Kent Financial Services, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies, in the form enclosed, by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, November 2, 1998, at 8:30 a.m. at The Somerset Hills Hotel, Martinsville Road, Warren, New Jersey, and at any and all adjournments, postponements or continuations thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's telephone number is (908) 234-0078.

     These proxy solicitation materials are first being mailed on or about October 2, 1998 to all stockholders entitled to vote at the meeting.

Voting Rights and Solicitation of Proxies
-----------------------------------------

     Only stockholders of record at the close of business on September 30, 1998 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 996,082 shares of the Company's common stock, $.10 par value per share (the "Common Stock"), were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting.

     Holders of Common Stock are entitled to one vote, in person or by proxy, for each share of Common Stock owned on the Record Date.

     Valid proxies will be voted in accordance with the instructions indicated thereon. In the absence of contrary instructions, shares represented by valid proxies will be voted FOR the proposal to elect as directors the four nominees listed under the caption "Election of Directors". No other business is expected to come before the Annual Meeting but should any other matter requiring a vote of stockholders properly arise, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matter.

     Execution of the enclosed proxy card will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering a written revocation or a new proxy bearing a later date to the Secretary of the Company, 376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute revocation of a proxy.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the meeting for quorum purposes. An abstention will have the same effect as a negative vote, but broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                              ELECTION OF DIRECTORS

Nominees
--------

     At the Annual Meeting, four directors are to be elected to hold office until the next annual meeting of stockholders or until their respectful successors are duly elected and qualified. Unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR the election of each nominee named below ("Nominee"). Each Nominee has consented to serve as a director if elected. It is not expected that any Nominee will be unable to serve, but, in the event that any Nominee should be unable to serve, the shares represented by the enclosed proxy card will be voted for a substitute candidate selected by the Board of Directors.

     Certain information regarding each Nominee is set forth below.



                                                           Position and Office               Director
Name of Nominee                     Age               Presently Held with Company             Since
---------------                     ---             ------------------------------         ------------
Paul O. Koether                     62               Chairman, President and                   1987
                                                       Director

Mathew E. Hoffman                   44               Director                                  1994

Casey K. Tjang                      60               Director                                  1992

M. Michael Witte                    72               Director                                  1986


------------------------------------

     There are no family relationships between any Nominee and/or any executive officers of the Company. Information concerning each Nominee's business history and experience is set forth below.

     Paul O. Koether is principally engaged in the following businesses: (i) as Chairman and director since July 1987 and President since October 1990 of the Company and the general partner since 1990 of Shamrock Associates, ("Shamrock") an investment partnership which is the principal stockholder of the Company and
(ii) various positions with affiliates of the Company, including Chairman since 1990 and a registered representative since 1989 of T. R. Winston & Company, Inc. ("Winston") and since July 1992, a director of American Metals Service, Inc., ("AMS") which was an indirect, majority-owned subsidiary of the Company before its shares were distributed to the Company's shareholders. AMS currently is seeking to acquire an operating business. Mr. Koether also has been Chairman since April 1988, President from April 1989 to February 1997 and director since March 1988 of Pure World, Inc., ("Pure World") and since December 1994 has been a director and since January 1995 has been Chairman of Pure World's majority-owned subsidiary, Madis Botanicals, Inc., ("Madis") a manufacturer and distributor of natural products. He is also Chairman and a director of Pure World's principal stockholder, Sun Equities Corporation, ("Sun") a private company. Since September 1998, Mr. Koether has been a director and Chairman of Cortech, Inc., a biopharmaceutical company. Mr. Koether served as Chairman and a director of NorthCorp Realty Advisors, Inc., an asset management company, ("NorthCorp") from June 1992 when it was acquired by Pure World until August, 1994 when it was merged and renamed Crown NorthCorp, Inc.

     Mathew E. Hoffman. Since January 1997, he has been head of the litigation department of Todtman, Nachamie, Hendler & Spizz P.C. From May 1994 until January 1997 Mr. Hoffman was a partner of the law firm of Rosen & Reade. From February 1989 to May 1994, he was a partner of Keck, Mahin & Cate. His articles have been published in the United States, Europe and Japan.

     Casey K. Tjang. Since December 1995, he has been a director and secretary and since September 1996, Chief Financial Officer of Leading Edge Packaging, Inc., a marketing, wholesaler and distribution company of consumer product packagings. He became President of Leading Edge Packaging in April, 1998. From 1991 to 1995, Mr. Tjang served as President and Chief Executive Officer of First Merchant Bankers, Inc., a privately-owned investment company, whose business is focused in the Asia Pacific rim, and from 1993 to 1995, he was an Executive Director of Starlite Holdings Limited, a printer and manufacturer of packaging materials. From March 1991 until February 1995, Mr. Tjang was a director of Concord Camera Corp., which manufactures and distributes camera equipment.

     M. Michael Witte. Since August 1980, he has been President of M. M. Witte & Associates, Inc., a private corporation which is engaged in oil and gas consulting and investment management. In November, 1995 Mr. Witte was elected Co-Chairman of The American Drilling Company, L.L.C., a position he subsequently relinquished after his election on August 1, 1996 as President and Chief Executive Officer of South Coast Oil Corporation, a Los Angeles based oil company founded in 1921. From April 1991 to June 1995 Mr. Witte was a director of Search Exploration, Inc., a publicly held corporation until it was acquired by Harken Energy Corporation, which, through its wholly-owned subsidiary, McCulloch Energy, Inc. ("McCulloch") was engaged in the acquisition, exploration, development and production of oil and natural gas properties in the United States. Mr. Witte was Chairman of McCulloch from April 1991 through June 1995.

Board Meetings and Committees
-----------------------------

     The Board held two formal meetings during the year ended December 31, 1997 and otherwise acted by written consent. Each of the Company's directors attended all of the meetings of the Board of Directors and of all committees of the Board on which he served. During the year ended December 31, 1997, the Board had an Audit Committee, which consisted of Messrs. Tjang, Witte, and Hoffman. The Audit Committee, which reviews the Company's internal controls, accounting practices and procedures, and results of operations, held one meeting in 1997.

     The Board also had a Compensation Committee consisting of Messrs. Witte and Hoffman. The Compensation Committee, which is responsible for reviewing Management's compensation, did not meet in 1997. The Board of Directors does not have a nominating committee.

                              BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors,
-----------------------------------------
  Nominees and Certain Stockholders
  ---------------------------------

     The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date, by each person who was known by the Company to beneficially own more than 5% of the Common Stock, by each current director and Nominee and by all current directors, Nominees and officers as a group:



                                     Amount and Nature
 Name and Address                      of Beneficial                   Percent of
of Beneficial Owner                     Ownership (1)                    Class
-------------------                  ------------------               ------------
Paul O. Koether                          468,177 (2)                     45.85%
 211 Pennbrook Road
 Far Hills, NJ 07931

Shamrock Associates                      417,470                         40.89%
 211 Pennbrook Road
 Far Hills, NJ 07931

Tweedy, Brown Company, LLC               105,793 (3)                     10.62%
 52 Vanderbilt Avenue
 8th Floor
 New York, NY 10017

M. Michael Witte                          12,000                          1.18%
 1120 Granville Avenue
 Suite 102
 Los Angeles, CA 90049

Casey K. Tjang                            10,000                            *
 56 Hall Drive
 Clark, NJ 07066

Mathew E. Hoffman                          7,000                            *
 62 Rosehill Avenue
 New Rochelle, NY 10804

All Directors and Officers               512,177                         50.16%
 as a Group (6 persons)

-----------------------------------------
*Less than 1 percent.

(1) The beneficial owner has both sole voting and sole investment powers with respect to these shares except as set forth in this footnote or in other footnotes below. Included in such number of Shares beneficially owned are shares subject to options currently exercisable or becoming exercisable within sixty days: Mathew E. Hoffman (7,000 shares); Casey
         K. Tjang (7,000 shares); M. Michael Witte (7,000 shares); and all directors and officers as a group (25,000 shares).

(2) Includes the 417,470 Shares beneficially owned by Shamrock. As a general partner of Shamrock, Mr. Koether may be deemed to own these shares beneficially. Includes 14,166 shares owned by Sun, a private corporation of which Mr. Koether is the Chairman and a principal stockholder. Includes 1,666 shares held by Mr. Koether's Keogh Plan and 875 shares held in a trust for the benefit of Mr. Koether's daughter for which Mr. Koether acts as the sole trustee. Mr. Koether is also a limited partner of Shamrock and may be deemed to own beneficially that percentage of the shares owned by Shamrock represented by his partnership percentage. Mr. Koether disclaims beneficial ownership of such shares.

(3) According to Schedule 13D filed on November 4, 1997 by Tweedy, Brown Company, LLC, TBK Partners, L.P. and Vanderbilt Partners, L.P.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers. Officers, directors and greater than ten percent stockholders are required by the SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1997.

                             EXECUTIVE COMPENSATION

     The table below sets forth for the fiscal years ended December 31, 1997, 1996, and 1995, the compensation of any person who, as of December 31, 1997 was an Executive Officer of the Company with an annual compensation in excess of $100,000 ("Executive Officers").

                                            Summary Compensation Table
                                                                                      Long-Term
Name of Principal                            Annual Compensation(1)(2)              Compensation
                                       --------------------------------------      --------------
Officer/Position              Year     Salary       Bonus            Other(3)         Options(#)

Paul O. Koether               1997    $200,000      $     -           $124,484            -
Chairman, Presi-              1996    $200,000      $65,000           $142,366            -
dent and Chief                1995    $200,000      $90,000           $141,956            -
Executive Officer

John W. Galuchie, Jr.         1997    $160,000      $ 8,000           $    386            -
Vice President                1996    $160,000      $15,000           $    892            -
and Treasurer                 1995    $160,000      $21,000           $    259            -

----------------------------------------------------


(1) The Company has no bonus or deferred compensation plans and pays bonuses at the discretion of the Board based on performance.

(2) Certain Executive Officers received incidental personal benefits during the fiscal years covered by the table. The value of these incidental benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for any of the Executive Officers. Such amounts are excluded from the table.

(3) Represents commissions paid by Winston to these individuals in their capacity as registered representatives for securities trades made for their respective customers.


Options Granted in Year Ended December 31, 1997
-----------------------------------------------

         There were no stock options granted pursuant to the Company's 1987 Non-Qualified Stock Option Plan (the "Plan") during the fiscal year ended December 31, 1997 to the Named Officers.

     Options may be granted by the Board of Directors to officers, directors and employees of the Company or its subsidiaries or parents. The exercise price for the shares shall not be less than the fair market value of the Common Stock on the date of grant. Options will expire five years from date of grant and will be exercisable as to one-half of the shares on the date of grant and as to the other half, after the first anniversary of the date of grant, or at such other time, or in such other installments as may be determined by the Board of Directors or a committee thereof at the time of grant. The options are non-transferable (other than by will or by operation of the laws of descent) and are exercisable generally only while the holder is employed by the Company or by a subsidiary of the Company or, in the event of the holder's death or permanent disability while employed by the Company, within one year after such death or disability.

     The table below contains information concerning the exercise of options by the Named Officers during 1997 and the fiscal year-end value of unexercised options held by the Named Officers.


                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                       FISCAL YEAR-END OPTION VALUES

                   Number of                                                                   Value of Unexercised
                Shares Acquired         Value             Number of Unexercised                In-the-Money Options
                 on Exercise          Realized         Options at December 31, 1997            at December 31, 1997
               ---------------        --------         ----------------------------         --------------------------
                                                       Exercisable    Unexercisable         Exercisable  Unexercisable
                                                      ------------    -------------         -----------  -------------
Paul O.
Koether              --                  --                --               --                    --           --

John W.
Galuchie, Jr.        --                  --             5,000               --              $ 11,875           --



Remuneration of Directors
-------------------------

     Directors who are not employees of the Company receive a monthly fee of $750 plus $200 for each day of attendance at board and committee meetings.
During 1997, the Company paid directors' fees in the aggregate amount of approximately $37,000.

Employment Agreements
---------------------

     In April, 1990, the Company and Paul O. Koether entered into an employment agreement ("Agreement") pursuant to which Mr. Koether serves as the Company's Chairman for an initial three-year term ("Commencement Date") at an annual salary of $175,000 (changed to $200,000 in December 1993) ("Base Salary"), which may be increased but not decreased at the discretion of the Board of Directors. The term is to be automatically extended one day for each day elapsed after the Commencement Date.

     Mr. Koether may terminate his employment under the Agreement at any time for "good reason" (defined below) within 36 months after the date of a Change in Control (defined below) of the Company. Upon his termination, he shall be paid the greater of the (i) Base Salary and any bonuses payable under the Agreement through the expiration date of the Agreement or (ii) an amount equal to three times the average annual Base Salary and bonuses paid to him during the preceding five years.

     Change in Control is deemed to have occurred if (i) any individual or entity, other than individuals beneficially owning, directly or indirectly, common stock of the Company representing 30% or more of the Company's stock outstanding as of April 1, 1990, is or becomes the beneficial owner, directly or indirectly, of 30% or more of the Company's outstanding stock or (ii) individuals constituting the Board of Directors on April 1, 1990 ("Incumbent Board"), including any person subsequently elected to the Board whose election or nomination for election was approved by a vote of at least a majority of the Directors comprising the Incumbent Board, cease to constitute at least a majority of the Board. "Good reason" means a determination made solely by Mr. Koether, in good faith, that as a result of a Change in Control he may be adversely affected (i) in carrying out his duties and powers in the fashion he previously enjoyed or (ii) in his future prospects with the Company.

     Mr. Koether may also terminate his employment if the Company fails to perform its obligations under the Agreement (including any material change in Mr. Koether's duties, responsibilities and powers or the removal of his office to a location more than five miles from its current location) which failure is not cured within specified time periods.

     The Company may terminate Mr. Koether's employment under the Agreement for "cause" which is defined as (i) Mr. Koether's continued failure to substantially perform his duties under the Agreement (other than by reason of his mental or physical incapacity or the removal of his office to a location more than five miles from its current location) which is not cured within specified time periods, or (ii) Mr. Koether's conviction of any criminal act or fraud with respect to the Company. The Company may not terminate Mr. Koether's employment except by a vote of not less than 75 percent of the entire Board of Directors at a meeting at which Mr. Koether is given the opportunity to be heard.

     In the event of Mr. Koether's death during the term of the Agreement, his beneficiary shall be paid a death benefit equal to $200,000 per year for three years payable in equal monthly installments. Should Mr. Koether become "disabled" (as such term is defined in the Agreement) during the term of the Agreement and either long-term disability insurance is not provided by the Company or such policy does not provide an annual benefit to age 70 equal to 80% or more of Mr. Koether's base salary, he shall be paid an annual disability payment equal to 80% of his base salary in effect at the time of the disability. Such payments shall continue until Mr. Koether attains the age of 70.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Rosenman & Colin LLP ("R&C") performed legal work for the Company and its affiliates in 1997 and 1996. Natalie I. Koether, wife of the Chairman and President of the Company, is of Counsel to R&C and also employed by the Company. Aggregate fees and expenses billed to the Company and its subsidiaries in 1997 and 1996 were approximately $128,000 and $194,000, respectively. The Company paid Mrs. Koether $150,000 and $142,500 in 1997 and 1996, respectively, as an employee and she received no compensation from R&C related to fees charged to the Company for her time.

     The Company reimburses an affiliate for the direct cost of certain group medical insurance, 401(k) benefits and office supplies. Such reimbursements were approximately $171,000 and $170,000 during 1997 and 1996, respectively.

     Affiliates of the Company maintain brokerage accounts with Winston, which received commissions from these affiliates totaling approximately $129,000 and $121,000 during 1997 and 1996, respectively.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte  &  Touche  LLP  served  as  the  Company's   independent   public
accountants for the fiscal year ended December 31, 1997. It is not expected that a representative of Deloitte & Touche LLP will be present at the meeting.


                             STOCKHOLDERS' PROPOSALS

     Any stockholder who desires to present proposals to the next annual meeting and to have such proposals set forth in the proxy statement mailed in conjunction with such annual meeting must submit such proposals to the Company not later than June 15, 1999. All stockholder proposals must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 is being mailed to stockholders with this Proxy Statement.

     Your cooperation in promptly marking, signing, dating and mailing the enclosed proxy card will be greatly appreciated.

                                             By Order of the Board of Directors,


                                             /s/ Paul O. Koether
                                             -------------------------------
                                             Paul O. Koether
                                             Chairman and President

Dated:   October 2, 1998



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                          KENT FINANCIAL SERVICES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 2, 1998


     The undersigned hereby appoints Paul O. Koether and John W. Galuchie, Jr. or either of them, as proxies with full power of substitution to vote all shares of common stock, par value $.10 per share, of Kent Financial Services, Inc. which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Kent Financial Services, Inc. to be held on Monday, November 2, 1998, and at any adjournment(s), postponement(s) or continuation(s) thereof. The proxies are instructed as indicated below. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment(s), postponement(s) or continuation(s) thereof.

                 (continued and to be signed on the other side)



     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH OF THE PERSONS NAMED HEREON AS DIRECTORS AND "FOR" SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE. BY MARKING, SIGNING, DATING AND RETURNING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES ALL PRIOR PROXIES.



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ITEM 1.      To  elect  the  nominees  whose  names  appear  at right as directors for a term of one year or until their successors are duly elected and qualified:


_____FOR all nominees listed to right (except as marked to the contrary below)


_____WITHHOLD AUTHORITY to vote for all nominees listed to right

                  NOMINEES:            Paul O. Koether
                                       Mathew E. Hoffman
                                       Casey K. Tjang
                                       M. Michael Witte

For, except vote withheld from the following nominee(s):


-------------------------------------------------------


ITEM 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


     This proxy, when properly executed, will be voted in the manner directed hereon by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1. A proxy submitted which either gives no direction or which "abstains" on all issues, will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature__________________________________________Date___________________, 1998
           Signature and title or authority


Signature__________________________________________Date___________________, 1998
              Signature if held jointly


IMPORTANT: Signature(s) should agree with name(s) as printed on this proxy. When shares are held by Joint Tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.